Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Netskope, Inc. (the “Company”) on Form 10-Q for the three months ended October 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Drew Del Matto, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 11, 2025

By:	/s/ Drew Del Matto
Name:	Drew Del Matto
Title	Chief Financial Officer